UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTHSTAR REAL ESTATE INCOME TRUST, INC.

(Name of Registrant as Specified in Its Charter)

[N/A]

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AN FOR IMPORTANT STOCKHOLDERS MESSAGE OF
NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc.
ïƒ¼VOTE TODAY
ïƒ¾Vote FOR access to liquidity ïƒ¾Vote FOR ownership in a leading commercial real estate credit REIT
Your Vote Is Important – Make Your Vote Count!
Your participation in the vote is requested. Maximize the value of your investment. Please vote your shares today.
THREE EASY WAYS TO VOTE
Vote card or by voting Phone: instruction Call the toll form. free Have number your set control forth number on your in proxy hand and follow the instructions provided to vote your shares.
Vote card or by voting Internet: instruction Log onto form. the Have website your set control forth on number your proxy in hand and follow the instructions provided to vote your shares.
Vote postage-paid by Mail: envelope Mark, sign, provided. date, and return the proxy card in the
REAL ESTATE INCOME II

with Vote Colony FOR the NorthStar, Combination Inc.’s of Contributed NorthStar I Portfolio and NorthStar II
The NorthStar I and NorthStar II boards of directors, upon the unanimous recommendation of their respective special committees, have unanimously determined that the proposed combination, as well as the other related proposals, are in the best interests of such company’s stockholders.
ïƒ¾ Liquidity Creation. No public trading market currently exists for NorthStar I or NorthStar II and stockholders will benefit from the liquidity of owning shares of a significantly larger company, the shares of which will be listed on a national securities exchange.
ïƒ¾ Larger, Diversified Portfolio. The combination will result in the creation of a publicly traded REIT with a larger, more diversified portfolio than either NorthStar I and NorthStar II and that is expected to have a lower cost of capital on a go-forward basis, which may result in improved return on equity and the ability to utilize additional leverage capacity.
ïƒ¾ Increased Dividend Coverage. Stockholders are expected to benefit from better dividend distribution coverage as a result of a lower overall cost structure.ïƒ¾ Market Management Agreement. The combined company will be managed pursuant to a management agreement with terms similar to market terms for publicly traded commercial mortgage REITs, certain terms of which are more advantageous than those contained in NorthStar I’s and NorthStar II’s existing advisory agreements, including lower management fees, the elimination of certain fees payable to the manager in connection with the acquisition and disposition of assets, and lower reimbursements of personnel costs.
ïƒ¾ Favorable Valuation. Prevailing equity and debt capital markets currently indicate favorable valuation, cost of capital and initial public offering conditions for companies similar to the Company, which may not continue going forward.ïƒ¾ Trading Premium. Shares of certain publicly traded commercial mortgage REITs with market capitalizations over $1.0 billion currently trade at a premium to book value.
ïƒ¾ Enhanced Management. Potential to benefit from enhanced management focus on its investment strategy following the consolidation of NorthStar I and NorthStar II, which currently compete for similar investment opportunities.
This brochure must be read in conjunction with the joint proxy statement/prospectus, dated December 6, 2017, of NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income II, Inc. and Colony NorthStar Credit Real Estate, Inc. which should be reviewed carefully and in its entirety prior to voting your shares. There is no guarantee that the anticipated benefits of the proposed transaction described herein will be realized as described or at all. Make Your Vote Count | 3

ïƒ¾ VOTE FOR CREATING A LEADING ïƒ¾Vote for access to liquidity
COMMERCIAL REAL ESTATE CREDIT REIT NorthStar I and NorthStar II stockholders will ultimately receive shares in a publicly traded company, which are not currently traded on an exchange WITH SCALE & DIVERSITY • If Colony NorthStar Credit Real Estate lists without an initial public offering (IPO), shares received will be immediately tradable
• If Colony NorthStar Credit Real Estate lists with an IPO, 15% of shares received will be tradable 30 days after the IPO and the remaining 85% of shares received will be tradable 180 days after the IPO
ïƒ¾Vote for an enhanced management structure to drive return on equity (ROE)
The management structure for Colony NorthStar Credit Real Estate provides for lower fees and more efficient overhead to meaningfully enhance stockholders’ ROE
As a result of the combination, NorthStar I and • Colony NorthStar Credit Real Estate’s management agreement will be on terms NorthStar II stockholders will own shares in similar to the market for publicly traded commercial mortgage REITs, with a base
Colony NorthStar Credit Real Estate management fee and incentive fee
• Acquisition and dispositions fees, which are currently paid pursuant to NorthStar I and NorthStar II’s advisory agreements, will be eliminated
• Each of NorthStar I and NorthStar II currently have $2.0 billion or less in assets
• Ability to utilize incremental leverage capacity
• As a result of the combination, NorthStar I and NorthStar II stockholders will • Improved cost of capital own shares in a company with $5.1 billion in assets and $3.4 billion in book equity value
• Colony NorthStar Credit Real Estate will be the second largest publicly-listed ïƒ¾Vote for strong management alignment
NorthStar I and NorthStar II stockholders will benefit from world-class sponsorship commercial real estate mortgage REIT by equity value by Colony NorthStar, Inc. (Colony NorthStar), which has a scalable platform and
• Colony NorthStar Credit Real Estate will have a differentiated investment experience through multiple real estate cycles strategy with the ability to invest throughout the capital structure • Currently, Colony NorthStar owns a de minimis interest in NorthStar I and NorthStar II
• As a result of the combination, Colony NorthStar Credit Real Estate’s management will be substantially aligned with Colony NorthStar owning approximately 37% of the total consideration on a fully diluted basis
Colony NorthStar Credit Real Estate At-a-Glance
$5.1B 2nd LARGEST $3.4B 37% 63%
Management Assets Under Real Publicly Estate -Listed Mortgage Commercial REIT Book Value Equity Colony NorthStar NorthStar Income I
(NYSE: CLNS)
& NorthStar Income II
4 Make Your Vote Count | 5

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed transaction, Colony NorthStar, Inc. (Colony NorthStar), NorthStar Real YOUR VOTE IS IMPORTANT! Estate Income Trust, Inc. (NorthStar I) and NorthStar Real Estate Income II, Inc. (NorthStar II) caused Colony NorthStar Credit Real Estate, Inc. (the Company), the surviving company of the transaction, to file with PLEASE VOTE YOUR PROXY TODAY the SEC a registration statement on Form S-4 that includes a joint proxy statement of NorthStar I and NorthStar II and that also constitutes a prospectus of the Company. Each of Colony NorthStar, NorthStar I and NorthStar II may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Colony NorthStar, NorthStar I or NorthStar II may file with the SEC. INVESTORS AND Telephone and internet voting are available. SECURITY HOLDERS OF COLONY NORTHSTAR, NORTHSTAR I AND NORTHSTAR II ARE URGED TO READ
THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS Please vote your proxy or voting instruction form ON FORM 8-K FILED BY EACH OF COLONY NORTHSTAR, NORTHSTAR I AND NORTHSTAR II ON AUGUST 28, promptly by following the instructions set forth 2017 IN CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE COMBINATION AGREEMENT
AND ON NOVEMBER 21, 2017 IN CONNECTION WITH THE AMENDMENT AND RESTATEMENT OF THE on the form sent to you. COMBINATION AGREEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED
WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY Please ensure your vote is counted. AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT
THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Colony NorthStar, NorthStar I and NorthStar II through the website maintained by the SEC at www.sec.gov or by contacting the investor relations departments of Colony NorthStar, NorthStar I or NorthStar II at the following:
Contacts:
Colony NorthStar, Inc. NorthStar Real Estate Income Trust, Inc. &
Addo Investor Relations NorthStar Real Estate Income II, Inc. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Lasse Glassen Investor Relations This communication may contain forward-looking statements within the meaning of the federal securities laws. 310.829.5400 877.940.8777 Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” PARTICIPANTS IN SOLICITATION “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of Each of NorthStar I and NorthStar II and their respective directors and executive officers may be deemed these words and phrases or similar words or phrases which are predictions of or indicate future events or trends to be participants in the solicitation of proxies from their respective stockholders in connection with the and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, proposed transaction. Information regarding NorthStar I’s directors and executive officers, including a uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to description of their direct interests, by security holdings or otherwise, is contained in NorthStar I’s Annual differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties Report on Form 10-K for the year ended December 31, 2016, and its annual proxy statement filed with the and other factors could cause actual results to differ from those set forth in the forward-looking statements: the SEC on April 28, 2017. Information regarding NorthStar II’s directors and executive officers, including a failure to receive, on a timely basis or otherwise, the required approvals by each of the NorthStar I and NorthStar description of their direct interests, by security holdings or otherwise, is contained in NorthStar II’s Annual II stockholders, governmental or regulatory agencies and third parties; the risk that a condition to closing of the Report on Form 10-K for the year ended December 31, 2016, and its annual proxy statement filed with transaction may not be satisfied (including the listing by the Company of its class A common stock on a national the SEC on April 28, 2017. A more complete description is available in the registration statement on Form securities exchange); each party’s ability to consummate the transaction; operating costs and business disruption S-4 filed by the Company and the joint proxy statement/prospectus. You may obtain free copies of these may be greater than expected; and the ability to realize substantial efficiencies as well as anticipated strategic and documents as described in the preceding paragraph. financial benefits, and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in each company’s reports filed NO OFFER OR SOLICITATION from time to time with the SEC. There can be no assurance that the transaction will in fact be consummated.
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful speak only as of the date of this communication. None of Colony NorthStar, NorthStar I or NorthStar II is under prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities any duty to update any of these forward-looking statements after the date of this brochure, nor to conform prior shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities statements to actual results or revised expectations, and none of Colony NorthStar, NorthStar I or NorthStar II
Act of 1933, as amended. intends to do so.
6 Make Your Vote Count | 7

YOUR VOTE IS IMPORTANT!
Maximize the value of your investment. Please participate by voting your shares.
ïƒ¾VOTE YOUR SHARES TODAY
THREE EASY WAYS TO VOTE
card Vote or by voting Phone: instruction Call the toll form free . Have number your set control forth number on your in proxy hand and follow the instructions provided to vote your shares.
Vote card or by voting Internet: instruction Log onto form the . Have website your set control forth on number your proxy in hand and follow the instructions provided to vote your shares.
Vote postage by -Mail: paid envelope Mark, sign, provided date, and . return the proxy card in the
Stockholders Your Vote are Is Important, urged to vote No Matter promptly How FOR Many transactional Shares You proposals Own .
If you have any questions about how to vote your shares, or need additional assistance, please contact our proxy solicitor:
D.F. King & Co., Inc. | 48 Wall Street, 22nd Floor | New York, New York 10005
REAL ESTATE INCOME II
NorthStar Income I NorthStar Income II
800.967.0261 (Toll Free) 800.755.7250 (Toll Free) 212.269.5550 (Call Collect) 212.269.5550 (Call Collect)